                                                                  EXHIBIT 23.2

           [Corbin & Wertz, INDEPENDENT PUBLIC ACCOUNTANTS Letterhead]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of RNETHEALTH, INC. of our report dated September 27, 2000 included in RNETHEALTH, Inc. and subsidiary's Form 10-KSB for the year ended June 30, 2000 and to all references to our firm included in this Registration Statement.



/s/ CORBIN & WERTZ


Irvine, California
May 18, 2001